UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BUCYRUS INTERNATIONAL, INC.

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Bucyrus CEO & Regional SVP Webcast Script:

SPANISH LANGUAGE TRANSCRIPT

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Tim Sullivan: Saludos a todos y muchísimas gracias por estar con nosotros el día de hoy. El propósito de esta transmisión por Internet será darles a ustedes información en particular en cuanto al anuncio reciente de la adquisición de nuestra compañía por Caterpillar.

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Tengo algunos invitados conmigo el día de hoy, Marcus Berto, Primer Vicepresidente del Hemisferio del Sur, el Dr. Dieter Gessner, Primer Vicepresidente de Europa, Asia y África del Norte, y John Oliver, Primer Vicepresidente de America del Norte.

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Seguramente a muchos de ustedes les sorprendió las noticias de la adquisición de Caterpillar. Y se están preguntando, por qué tomamos está decisión. Nos gustaría tomar un par de minutos de su tiempo para pasar, paso por paso, lo que sucedió, y las decisiones que fundamentan esta decisión tomada por la Mesa Directiva.

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Desde que se volvió una empresa cotizada en la bolsa, Bucyrus, le ha ido muy bien. Nuestro equipo completo ha hecho un trabajo excelente en crear esta organización hasta el punto donde está el día de hoy. Bucyrus es un verdadero líder en la industria de minería global. Tenemos una marca muy fuerte, un fundamento muy fuerte, para poder crecer. Tenemos productos excelentes en equipo de minería tanto de superficie como subterráneos. Se nos reconoce por nuestro liderazgo tecnológico. Tenemos una red diversa y fuerte de clientes leales y una base de empleados talentosa y dedicada que ha hecho que todo esto sea posible.

•	Por lo que es razonable preguntarse, “¿Por qué vender?” Nuestra Mesa Directiva ha debatido esta pregunta larga y cuidadosamente. La respuesta tiene varias partes.

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Primero nos queda claro en este mercado global que nuestros clientes están aumentando y quieren también tratar con proveedores que tienen una capacidad muy importante y recursos muy importantes. Caterpillar claramente es una de esas compañías. Es una compañía de primer nivel, de 52 mil millones de dólares. Segundo, y lo que es quizás más importante, comparten nuestros valores en cuanto a entregar los productos de mayor calidad y el servicio de mayor calidad a nuestros clientes. Eso no significa que no hubiéramos podido continuar compitiendo exitosamente como una compañía independiente pero hemos decidido que la combinación propuesta nos permite hacer al máximo nuestro valor verdadero y proporcionarle a nuestra compañía, nuestros productos y nuestros empleados una viabilidad a largo plazo.

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En años recientes, Caterpillar ha estado queriendo extender sus ofertas en cuanto a productos para enfocarse más en la minería. Ha reconocido nuestro éxito, y ofreciéndole a sus clientes nuestro portafolio en cuanto a productos, le estamos dando a nuestra empresa una oportunidad excelente para responder a las demandas de los clientes. Nuestros clientes saben que la combinación de estas líneas de productos complementarias van a asegurar un servicio y un apoyo superior a largo plazo. Los puntos de vista que nos han dado en los últimos días nos indica que nuestros clientes a nivel mundial apoyan esta transacción.

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Finalmente les voy a decir que unos de los aspectos más importantes en cuanto a las deliberaciones de la Mesa Directiva se enfocaron en el efecto que esta transacción iba a tener en nuestros empleados, nuestros proveedores y otros inversionistas y accionistas. Determinamos que Caterpillar respeta y valora la fuerza laboral de Bucyrus y todo lo que hemos logrado. Esto se refleja claramente en el respeto que Caterpillar indica comprometiéndose a ubicar su sede global de equipo de minería en Milwaukee y va a seguir mercadeando nuestros productos, que son nuestro legado, bajo la marca de Bucyrus.

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Tengo toda la confianza que hemos encontrado un socio excelente en Caterpillar y creo, considero, con la mayor fuerza que este es un buen resultado para nuestra compañía y nuestros inversionistas. Caterpillar tiene una historia fuerte, a lo largo de 85 años, y comparte nuestro compromiso en cuanto a proporcionarle productos innovadores y un servicio extraordinario a los clientes, creando un ambiente de colaboración, un ambiente seguro para sus empleados, y también haciendo mínimo el efecto sobre el medio ambiente y también teniendo unos resultados excelentes económicos. O sea, en breve, comparten los mismos valores fundamentales que nos impulsan a nosotros a diario.

•	En este momento, me gustaría presentarles a Marcus Berto, y le pido que comparta unas palabras con ustedes. Marcus…

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Marcus Berto: Gracias Tim, me gustaría que todos ustedes sepan que esta es una noticia excelente para Bucyrus y también para nuestro éxito a largo plazo como compañía. Lo más importante es el compromiso a la seguridad que tiene Caterpillar. Como Bucyrus, Caterpillar pone primero, la seguridad y luego hacen todo lo que pueden para asegurarse que sus empleados lleguen a su casa al final del día, la misma manera, igual que como llegaron. Esto es muy importante para nosotros.

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Adicionalmente, la sociedad con Caterpillar nos posicionara para ser los mejores en el mundo en cuanto a la empresa de maquinaria de minería. Después de que cerremos esta transacción, podremos ofrecer aún mayor y mejor servicio a nuestros clientes de minería, podremos aumentar la fuerza de nuestras relaciones que ya existen con nuestros clientes.

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Finalmente hay mucho que vamos a tener que aprender los unos de los otros. Tenemos de 6 a 9 meses antes de que cerremos la transacción y hasta entonces, vamos a funcionar como dos compañías independientes. Tenemos metas muy agresivas con las que tenemos que cumplir antes de fines de este año. Yo se que vamos a poder cumplir esos compromisos. Les estoy pidiendo a todos ustedes que sigan trabajando con seguridad, sigan trabajando duro y hagan todo lo que puedan para garantizar que excedamos nuestras metas del 2010.

•	Tim Sullivan: Gracias, Marcos, ahora quisiera presentar al Doctor Dieter Gessner, Primer Vicepresidente de Europa, Asia y África del Norte. Dieter…

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Dieter Gessner: Gracias, Tim. Es un placer estar con ustedes el día de hoy y tener esta oportunidad de hablar con ustedes acerca de nuestro acuerdo de que nos adquiera Caterpillar. Reconozco que hay muchas preocupaciones acerca de la transacción y que también hay mucha emoción.

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La cosa extraordinaria acerca de esta transacción es que proporciona oportunidades para que ambas empresas crezcan. Realmente entre los productos de Bucyrus y Caterpillar no hay demasiadas similaridades, juntos vamos a combinar nuestro portafolio existente en cuanto a los productos con la red de distribución más grande en la industria de la minería.

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En Bucyrus, ustedes son los significan la diferencia. Nuestro compromiso con la seguridad, la confiabilidad, la innovación y nuestro compromiso con nuestros clientes son los mismos compromisos que van a encontrar ustedes en la organización de Caterpillar. Entre todos vamos a tener que trabajar juntos para que la transacción sea exitosa.

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Hay poco que podamos comentar en cuanto a Caterpillar antes de que la transacción se cierre. En la medida que podamos compartir nueva información con ustedes, lo haremos. El día de hoy, somos Bucyrus. Tenemos mucho que hacer en las semanas que nos quedan del 2010 para cumplir con nuestro plan y necesito que se mantengan enfocados y que sigan entregando el apoyo mejor a nuestros clientes.

•	Tim Sullivan: Gracias, Dieter. Y ahora, para dirigirse al equipo de America del Norte, quiero presentarles a John Oliver. John…

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John Oliver: Gracias, Tim. Esta es una noticia buenísima para Bucyrus y buenísima para la industria de minería. En esta situación, en cuanto a la compañía que se está adquiriendo, nuestra primera reacción es el temor y la ansiedad. Es importante que ustedes sepan que en muchos casos, Caterpillar tiene mucho que aprender de Bucyrus y nosotros también de Caterpillar. Lo que va a funcionar y lo que nos ha hecho funcionar en Bucyrus es que estamos dispuestos a cambiar y a responder rápidamente en cualquier situación. Estas son dos características que Caterpillar ve como una fuerza en nuestra organización.

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Aunque Caterpillar tiene una presencia a largo plazo en la industria de la minería, ha sido a través de dos productos: camiones de carga mecánicos y niveladoras. El día de hoy, Bucyrus ofrece el portafolio más comprensivo en cuanto a productos en la industria de minería. Esto no incluye solamente nuestros productos, incluye nuestra experiencia en cuanto a ingeniería y producción y también nuestro equipo de ventas y servicio en el campo. Nuestra gente, combinada con los productos que ofrecemos, son un complemento a la organización de Caterpillar el día de hoy.

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Vamos a establecer un equipo de integración en las próximas semanas que va a trabajar en paralelo con Caterpillar para garantizar que nuestras dos organizaciones se unan de la manera más efectiva. Hasta ese momento, aproximadamente a mediados del 2011, deberemos seguir haciendo lo que hacemos tan bien; el servicio a los clientes de Bucyrus de la manera más segura posible.

•	Tim Sullivan: Gracias, John.

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Yo se que todos ustedes tienen preguntas acerca de lo que significa para ustedes personalmente. Eso es normal. Me da mucho gusto poder decirles que después del cierre de la transacción, la mayoría de ustedes, la gran mayoría, tendrán la oportunidad de ser parte de una compañía nueva más grande. Y lo que es importante, Caterpillar tiene un compromiso igual a nosotros, al crecimiento y al éxito en el mercado de equipo de minería a nivel global, y sabemos que somos expertos en este campo.

•	Para nuestros clientes, nada cambia. Vamos a seguir vendiendo y dándole el servicio a nuestros productos, pero con los atributos de nuestras compañías:

•	Primero, el sistema de CAT va a poder financiar nuestro equipo.

•	El sistema de logística de CAT va a mejorar en cuanto a la manera en la que llega el producto al mercado.

•	Luego vamos a poder apalancar lo mejor del sistema de distribución de Bucyrus con el sistema de producción de Caterpillar

•	Y finalmente los elementos de CAT los vamos a integrar a nuestros productos.

•	Este va a ser un paquete muy fuerte que nos va a permitir competir a un nivel mucho más alto.

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Cualquier combinación de dos compañías crea un ambiente de cambio. En los últimos 4 años, la combinación de Bucyrus, DBT y Terex nos han hecho de manera efectiva, los expertos en integración. Habiendo dicho eso, yo se que el cambio causa cierta ansiedad y cierta distracción. Es un poco muy pronto para darles los detalles en cuanto a la combinación con Caterpillar. Les puedo garantizar que Caterpillar valora nuestra gente y su prioridad más alta es asegurarse que esta empresa conjunta tenga éxito. También es importante que ustedes entiendan que la transacción se va a tardar probablemente varios meses para llegar a su cierre. Entonces, nada va a suceder en un futuro muy cercano.

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El firmar esta transacción es solamente el primer paso en el proceso. Debemos obtener la aprobación de los accionistas y varias aprobaciones reglamentarias. Hasta ese punto vamos a operar y funcionar y competir como compañías independientes. Por lo tanto es importante que no comenten con los empleados de Caterpillar o los distribuidores de Caterpillar hasta después del cierre.

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Como dijo John, en lo que sigamos adelante, va a ver un proceso de integración cuidadoso, liderado por un equipo que tenga miembros de ambas organizaciones. En lo que surgen las preguntas, responderemos a ellas rápidamente.

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Por ahora, les animo a que se mantengan enfocados. O sea, seguir como siempre. El cumplir con nuestras metas, responder a las necesidades de nuestros clientes, va a ser nuestra prioridad número uno. Es de importancia vital que cerremos el Año Fiscal del 2010 con un desempeño fuerte.

•	Les agradezco mucho su dedicación a esta compañía y también el tiempo que me han ofrecido para escuchar esta transmisión por Internet.

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Esta transacción es un testamento a la fuerza de la marca global de Bucyrus y el valor que ha creado este equipo de empleados. Debemos enorgullecernos de lo que hemos logrado. Les agradezco su trabajo tan duro que continua y el compromiso a Bucyrus.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.